UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): July 28, 2020

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	RXN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.
        Rexnord Corporation (the "Company") is filing this Current Report on Form 8-K to furnish its earnings release dated July 28, 2020, regarding its financial results for the quarter ended June 30, 2020, which is attached hereto as Exhibit 99.1.
As previously announced, following the end of the Company's fiscal year ended March 31, 2020, the Company transitioned to a December 31 fiscal year-end date. The nine-month period from April 1, 2020, to December 31, 2020, is serving as a transition period, and the Company will provide one-time, nine-month transitional financial statements for the transition period in a transition report on Form 10-K to be filed in 2021 and thereafter file reports for periods based on the new fiscal year. The Company is providing certain unaudited historical financial information to assist investors in evaluating the impact the change in fiscal year may have on the Company's future reported operating results; this information is attached hereto as Exhibit 99.2.
The information in this Item, including Exhibits 99.1 and 99.2, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item  9.01 Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated July 28, 2020

99.2	Supplemental Calendar Year Presentation dated July 28, 2020

101.INS	Inline XBRL Instance Document (The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.)

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Inline XBRL data
Exhibits 99.1 and 99.2 are furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 28th day of July, 2020.

REXNORD CORPORATION

By:	/S/ Mark W. Peterson
Mark W. Peterson
Senior Vice President and Chief Financial Officer

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